                                                                   EXHIBIT 23(a)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (No. 33-3836, No. 33-81706, No. 33-62645, 333-69081 and 333-69089).

Cincinnati, Ohio                                     /s/ Arthur Andersen LLP
April 15, 1999